EXHIBIT 10.107


                             CAPITAL CALL AGREEMENT

         Capital Call Agreement, dated as of November __, 2000 (this "Agreement"), among HELLER FINANCIAL, INC., a Delaware corporation (in its individual capacity, "Heller"), as Agent (in such capacity, "Agent") on behalf of the Lenders party to the Credit Agreement described below, HARVEST PARTNERS III, L.P., a Delaware limited partnership ("Harvest LP"), LUND INTERNATIONAL HOLDINGS, INC., a Delaware corporation ("Holdings"), and LUND INDUSTRIES, INCORPORATED, DEFLECTA-SHIELD CORPORATION, BELMOR AUTOTRON CORP., DFM CORP., AUTO VENTSHADE COMPANY and SMITTYBILT, INC. (each a "Borrower" and, collectively, the "Borrowers")

         The parties agree as follows:

         1. Reference is made to the Credit Agreement, dated as of February 27, 1998 (as such agreement has from time to time been amended, supplemented or otherwise modified to and including the date hereof and as it shall hereafter be further amended, supplemented or otherwise modified, the "Credit Agreement"), among Holdings, the Borrowers, the other Loan Parties party thereto, Heller, as Agent and a Lender, and the other Lenders party thereto. Capitalized terms used herein without definition shall have the meanings attributed thereto in the Credit Agreement. In addition, whenever used herein, the following terms shall have the following meanings:

         "First Test Date" means the earlier of (x) the actual delivery by the Borrowers of the quarterly financial statements as at September 30, 2001 pursuant to subsection 4.7(B) of the Credit Agreement and (y) the date when such financial statements are required to be delivered by Borrowers pursuant to subsection 4.7(B) of the Credit Agreement.

         "Proposed Transaction" means the sale or sales of the Indianola Property and/or the Anoka Property with aggregate Net Proceeds to the Borrowers of at least $10,000,000 and the application by the Borrowers of such aggregate Net Proceeds to the prepayment of the Term Loans pursuant to subsection 1.5(C) of the Credit Agreement.

         "Second Test Date" means the earlier of (x) the actual delivery by the Borrowers of the audited annual financial statements as at December 31, 2001 pursuant to subsection 4.7(C) of the Credit Agreement and (y) the date when such financial statements are required to be delivered by Borrowers pursuant to subsection 4.7(C) of the Credit Agreement.

         "Third Test Date" means the earlier of (x) the actual delivery by the Borrowers of the quarterly financial statements as at March 31, 2002 pursuant to subsection 4.7(B) of the Credit Agreement and (y) the date when such financial statements are required to be delivered by Borrowers pursuant to subsection 4.7(B) of the Credit Agreement.

         2. (a) On or before December 31, 2000, Harvest LP shall, or shall cause a designee of Harvest LP acceptable to Agent in its sole discretion to, make a contribution of $5,000,000 to the equity of Holdings (the "First Capital Call"). Holdings shall immediately thereafter contribute the entire $5,000,000 amount of the First Capital Call to the equity of such

Borrower or Borrowers as Agent may require. Such Borrower or Borrowers shall immediately thereafter apply the entire $5,000,000 amount of the First Capital Call to reduce the outstanding principal balance of the Revolving Loans, but not as a permanent reduction of the Revolving Loan Commitment; provided, that upon the making of the First Capital Call, Agent shall immediately establish a reserve on the Borrowing Base equal to the amount of the First Capital Call.

            (b) In the event that the ratio of Senior Indebtedness (as of September 30, 2001) to EBITDA (for the four Fiscal Quarters ending September 30,
2001) shall be greater than or equal to 3.0 to 1.0:

                  (i) subject to the provisions of the third paragraph of this
         Section 2(b)(i), if the Proposed Transaction shall not have occurred on or before September 30, 2001, then (A) the reserve established on the Borrowing Base pursuant to Section 2(a) shall remain in place, (B) on the First Test Date, the entire $5,000,000 amount of the First Capital Call shall be applied to prepay the Term Loans in accordance with subsection 1.5(E) of the Credit Agreement, (C) within thirty (30) days after the First Test Date, Harvest LP shall, or shall cause a designee of Harvest LP acceptable to Agent in its sole discretion to, make an additional contribution of $5,000,000 to the equity of Holdings (the "Second Capital Call" and together with the First Capital Call, collectively, the "Capital Calls") and (D) the provisions of Section 2(d) shall not apply but the provisions of Section 2(e) shall apply.

                  Subject to the provisions of the third paragraph of this
         Section 2(b)(i), if the Second Capital Call is required to be made pursuant to this Section 2(b)(i), the following procedures shall apply:
         Holdings shall immediately thereafter contribute the entire $5,000,000 amount of the Second Capital Call to the equity of such Borrower or Borrowers as Agent may require. Such Borrower or Borrowers shall immediately thereafter apply the entire $5,000,000 amount of the Second Capital Call to reduce the outstanding principal balance of the Revolving Loans, but not as a permanent reduction of the Revolving Loan Commitment.

                  If, however, on or prior to the First Test Date, the Borrowers shall have entered into a binding agreement or binding agreements, in each instance in form and substance reasonably satisfactory to Agent, providing for the Proposed Transaction, the provisions of clauses (B) and (C) of the first paragraph of this Section 2(b)(i) shall be suspended until the earlier of the date on which the Proposed Transaction occurs and December 31, 2001. If the Proposed Transaction does not occur on or prior to December 31, 2001, then, (x) on December 31, 2001, the entire $5,000,000 amount of the First Capital Call shall be applied to prepay the Term Loans in accordance with subsection 1.5(E) of the Credit Agreement, (y) within thirty (30) days thereafter, Harvest LP shall, or shall cause a designee of Harvest LP acceptable to Agent in its sole discretion to, make the Second Capital Call and (z) all other provisions of the first and second paragraphs of this Section 2(b)(i) shall apply. If the Proposed Transaction occurs on or prior to December 31, 2001, then, on and as of the date on which the Proposed Transaction occurs, the ratio of Senior Indebtedness (as of September 30, 2001) to EBITDA (for the four Fiscal Quarters ending September 30,
         2001) shall be recalculated giving pro forma


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


         effect to the Proposed Transaction. If, after such recalculation, such ratio is greater than or equal to 3.0 to 1.0, then: (1) on the first Business Day after the Proposed Transaction occurs the entire $5,000,000 amount of the First Capital Call shall be applied to prepay the Term Loans in accordance with subsection 1.5(E) of the Credit Agreement, (2) within thirty (30) days after the date on which the Proposed Transaction occurs, Harvest LP shall, or shall cause a designee of Harvest LP acceptable to Agent in its sole discretion to, make the Second Capital Call, (3) notwithstanding the provisions of the second paragraph of this Section 2(b)(i), the entire $5,000,000 amount of the Second Capital Call shall be applied to prepay the Term Loans in accordance with subsection 1.5(E) of the Credit Agreement and (4) the provisions of Sections 2(d) and 2(e) shall not apply. If, however, after such recalculation, such ratio is less than 3.0 to 1.0, then, notwithstanding the provisions of the first two paragraphs of this
         Section 2(b)(i), the provisions of Section 2(c)(ii) shall apply from and after the date on which the Proposed Transaction occurs; or

                  (ii) if the Proposed Transaction shall have occurred on or before September 30, 2001, then (A) the reserve established on the Borrowing Base pursuant to Section 2(a) shall remain in place, (B) on the First Test Date, the entire $5,000,000 amount of the First Capital Call shall be applied to prepay the Term Loans in accordance with subsection 1.5(E) of the Credit Agreement, (C) within thirty (30) days after the First Test Date, Harvest LP shall, or shall cause a designee of Harvest LP acceptable to Agent in its sole discretion to, make the Second Capital Call and (D) the provisions of Sections 2(d) and 2(e) shall not apply.

                  If the Second Capital Call is required to be made pursuant to this Section 2(b)(ii), the following procedures shall apply: Holdings shall immediately thereafter contribute the entire $5,000,000 amount of the Second Capital Call to the equity of such Borrower or Borrowers as Agent may require. Such Borrower or Borrowers shall immediately thereafter apply the entire $5,000,000 amount of the Second Capital Call to prepay the Term Loans in accordance with subsection 1.5(E) of the Credit Agreement. After the entire $5,000,000 amount of the Second Capital Call shall have been so applied to prepay the Term Loans, the reserve established on the Borrowing Base pursuant to Section 2(a) shall be removed;

            (c) In the event that the ratio of Senior Indebtedness (as of September 30, 2001) to EBITDA (for the four Fiscal Quarters ending September 30,
2001) shall be less than 3.0 to 1.0:

                  (i) subject to the provisions of the second paragraph of this
         Section 2(c)(i), if the Proposed Transaction shall not have occurred on or before September 30, 2001, then (A) the reserve established on the Borrowing Base pursuant to Section 2(a) shall remain in place and (B) the provisions of Sections 2(d) and 2(e) shall apply.

                  If, however, on or prior to the First Test Date, the Borrowers shall have entered into a binding agreement or binding agreements, in each instance in form and substance reasonably satisfactory to Agent, providing for the Proposed Transaction and if, on or prior to December 31, 2001, the Proposed Transaction shall have occurred, then, on and as of the date on which the Proposed Transaction occurs, the ratio of Senior

         Indebtedness (as of September 30, 2001) to EBITDA (for the four Fiscal Quarters ending September 30, 2001) shall be recalculated giving pro forma effect to the Proposed Transaction. If, after such recalculation, such ratio is less than 3.0 to 1.0, then, notwithstanding the provisions of the first paragraph of this Section 2(c)(i), the provisions of Section 2(c)(ii) shall apply from and after the date on which the Proposed Transaction occurs; or

                  (ii) if the Proposed Transaction shall have occurred on or before September 30, 2001 (or, if the recalculation described in either the third paragraph of Section 2(b)(i) or the second paragraph of
         Section 2(c)(i) shall have resulted in a ratio of Senior Indebtedness to EBITDA of less than 3.0 to 1.0 and the Proposed Transaction shall have occurred on or before December 31, 2001), then (A) the reserve established on the Borrowing Base pursuant to Section 2(a) shall be removed, (B) the obligation of Harvest LP to make the Second Capital Call shall terminate, (C) the equity securities issued to Harvest LP or its designee in exchange for the First Capital Call shall be subject to redemption subject to the satisfaction of the conditions precedent set forth in Section 2(f) and (D) the provisions of Sections 2(d) and 2(e) shall not apply.

            (d) If the provisions of this Section 2(d) shall apply:

                  (i) in the event that the ratio of Senior Indebtedness (as of December 31, 2001) to EBITDA (for the four Fiscal Quarters ending December 31, 2001) shall be greater than or equal to 3.0 to 1.0 and regardless of whether or not the Proposed Transaction shall have occurred on or before December 31, 2001, then (A) the reserve established on the Borrowing Base pursuant to Section 2(a) shall remain in place, (B) on the Second Test Date, the entire $5,000,000 amount of the First Capital Call shall be applied to prepay the Term Loans in accordance with subsection 1.5(E) of the Credit Agreement, (C) within thirty (30) days after the Second Test Date, Harvest LP shall, or shall cause a designee of Harvest LP acceptable to Agent in its sole discretion to, make the Second Capital Call and (D) the provisions of
         Section 2(e) shall apply.

                  If the Second Capital Call is required to be made pursuant to this Section 2(d)(i), the following procedures shall apply: Holdings shall immediately thereafter contribute the entire $5,000,000 amount of the Second Capital Call to the equity of such Borrower or Borrowers as Agent may require. Such Borrower or Borrowers shall immediately thereafter apply the entire $5,000,000 amount of the Second Capital Call to reduce the outstanding principal balance of the Revolving Loans, but not as a permanent reduction of the Revolving Loan Commitment; or

                  (ii) in the event that the ratio of Senior Indebtedness (as of December 31, 2001) to EBITDA (for the four Fiscal Quarters ending December 31, 2001) shall be less than 3.0 to 1.0 and regardless of whether or not the Proposed Transaction shall have occurred on or before December 31, 2001, then (A) the reserve established on the Borrowing Base pursuant to Section 2(a) shall remain in place and (B) the provisions of Section 2(e) shall apply.

            (e) If the provisions of this Section 2(e) shall apply:

                  (i) subject to the provisions of the third paragraph of this
         Section 2(e)(i), in the event that the ratio of Senior Indebtedness (as of March 31, 2002) to EBITDA (for the four Fiscal Quarters ending March 31, 2002) shall be greater than or equal to 3.0 to 1.0 and regardless of whether or not the Proposed Transaction shall have occurred on or before March 31, 2002, then: (A) the reserve established on the Borrowing Base pursuant to Section 2(a) shall remain in place, (B) on the Third Test Date, the entire $5,000,000 amount of the First Capital Call shall be applied to prepay the Term Loans in accordance with subsection 1.5(E) of the Credit Agreement or, if the First Capital Call shall have previously been so applied, the entire $5,000,000 amount of the Second Capital Call shall be applied to prepay the Term Loans in accordance with subsection 1.5(E) of the Credit Agreement and (C) if the Second Capital Call shall have not been previously made, within thirty (30) days after the Third Test Date, Harvest LP shall, or shall cause a designee of Harvest LP acceptable to Agent in its sole discretion to, make the Second Capital Call.

                  If the Second Capital Call is required to be made pursuant to this Section 2(e)(i), the following procedures shall apply: Holdings shall immediately thereafter contribute the entire $5,000,000 amount of the Second Capital Call to the equity of such Borrower or Borrowers as Agent may require Such Borrower or Borrowers shall immediately thereafter apply the entire $5,000,000 amount of the Second Capital Call to prepay the Term Loans in accordance with subsection 1.5(E) of the Credit Agreement. After the entire $5,000,000 amount of the Second Capital Call shall have been so applied to prepay the Term Loans, the reserve established on the Borrowing Base pursuant to Section 2(a) shall be removed.

                  If, however, on or prior to the Third Test Date, the Borrowers shall have entered into a binding agreement or binding agreements, in each instance in form and substance reasonably satisfactory to Agent, providing for the Proposed Transaction, the provisions of clauses (B) and (C) of the first paragraph of this Section 2(e)(i) shall be suspended until the earlier of the date on which the Proposed Transaction occurs and June 30, 2002. If the Proposed Transaction does not occur on or prior to June 30, 2002, then (x) on June 30, 2002, the entire $5,000,000 amount of the First Capital Call shall be applied to prepay the Term Loans in accordance with subsection 1.5(E) of the Credit Agreement or, if the First Capital Call shall have previously been so applied, the entire $5,000,000 amount of the Second Capital Call shall be applied to prepay the Term Loans in accordance with subsection 1.5(E) of the Credit Agreement, (y) if the Second Capital Call shall have not been previously made, within thirty (30) days thereafter, Harvest LP shall, or shall cause a designee of Harvest LP acceptable to Agent in its sole discretion to, make the Second Capital Call and (z) all other provisions of the first and second paragraphs of this Section 2(e)(i) shall apply. If the Proposed Transaction occurs on or prior to June 30, 2002, then, on and as of the date on which the Proposed Transaction occurs, the ratio of Senior Indebtedness (as of March 31, 2002) to EBITDA (for the four Fiscal Quarters ending March 31, 2002) shall be recalculated giving pro forma effect to the Proposed Transaction. If, after such recalculation, such ratio is greater than or equal to 3.0 to 1.0, then, (1) on the first Business Day after the Proposed Transaction occurs, the entire $5,000,000 amount of the First Capital Call shall be applied to prepay the Term Loans in accordance with subsection 1.5(E) of the Credit Agreement or, if the First Capital Call shall have previously been so applied, the entire $5,000,000 amount of the Second Capital Call shall be applied to prepay the Term Loans in accordance with subsection 1.5(E) of the Credit Agreement, (2) if the Second Capital Call shall have not been previously made, within thirty (30) days after the date on which the Proposed Transaction occurs, Harvest LP shall, or shall cause a designee of Harvest LP acceptable to Agent in its sole discretion to, make the Second Capital Call and (3) all other provisions of the first and second paragraphs of this Section 2(e)(i) shall apply. If, however, after such recalculation, such ratio is less than 3.0 to 1.0, then, notwithstanding the provisions of the first two paragraphs of this Section 2(e)(i), the provisions of Section 2(e)(iii) shall apply from and after the date on which the Proposed Transaction occurs; or

                  (ii) subject to the provisions of the second paragraph of this
         Section 2(e)(ii), in the event that the ratio of Senior Indebtedness (as of March 31, 2002) to EBITDA (for the four Fiscal Quarters ending March 31, 2002) shall be less than 3.0 to 1.0 and the Proposed Transaction shall not have occurred on or before March 31, 2002, then:
         (A) the reserve established on the Borrowing Base pursuant to Section 2(a) shall be removed, (B) on the Third Test Date, the entire $5,000,000 amount of the First Capital Call shall be applied to prepay the Term Loans in accordance with subsection 1.5(E) of the Credit Agreement or, if the First Capital Call shall have previously been so applied, the entire $5,000,000 amount of the Second Capital Call, if the Second Capital Call was required to have been made, shall be applied to prepay the Term Loans in accordance with subsection 1.5(E) of the Credit Agreement and (C) if Harvest LP shall not have been previously required to make the Second Capital Call, Harvest LP shall not thereafter be required to make the Second Capital Call.

                  If, however, on or prior to the Third Test Date, the Borrowers shall have entered into a binding agreement or binding agreements, in each instance in form and substance reasonably satisfactory to Agent, providing for the Proposed Transaction, the provisions of clauses (B) and (C) of the first paragraph of this Section 2(e)(i) shall be suspended until the earlier of the date on which the Proposed Transaction occurs and June 30, 2002. If the Proposed Transaction does not occur on or prior to June 30, 2002, then (x) on June 30, 2002, the entire $5,000,000 amount of the First Capital Call shall be applied to prepay the Term Loans in accordance with subsection 1.5(E) of the Credit Agreement or, if the First Capital Call shall have previously been so applied, the entire $5,000,000 amount of the Second Capital Call, if the Second Capital Call was required to have been made, shall be applied to prepay the Term Loans in accordance with subsection 1.5(E) of the Credit Agreement, (y) if Harvest LP shall not have been previously required to make the Second Capital Call, Harvest LP shall not thereafter be required to make the Second Capital Call and (z) all other provisions of the first paragraph of this Section 2(e)(ii) shall apply. If the Proposed Transaction occurs on or prior to June 30, 2002, then on and as of the date on which the Proposed Transaction occurs, the ratio of Senior Indebtedness (as of March 31, 2002) to EBITDA (for the four Fiscal Quarters ending March 31, 2002) shall be recalculated giving pro forma effect to the Proposed Transaction. If, after such recalculation, such ratio is less than 3.0 to 1.0, then, notwithstanding the provisions of the first paragraph of this Section 2(e)(ii), the provisions of Section 2(e)(iii) shall apply from and after the date on which the Proposed Transaction occurs; or

                  (iii) in the event that the ratio of Senior Indebtedness (as of March 31, 2002) to EBITDA (for the four Fiscal Quarters ending March 31, 2002) shall be less than 3.0 to 1.0 and the Proposed Transaction shall have occurred on or before March 31, 2002 (or, if the recalculation described in either the third paragraph of Section 2(e)(i) or the second paragraph of Section 2(e)(ii) shall have resulted in a ratio of Senior Indebtedness to EBITDA of less than 3.0 to 1.0 and the Proposed Transaction shall have occurred on or before June 30,
         2002), then: (A) the reserve established on the Borrowing Base pursuant to Section 2(a) shall be removed and either (B) if Harvest LP shall not have been previously required to make the Second Capital Call, Harvest LP shall not thereafter be required to make the Second Capital Call and the equity securities issued to Harvest LP or its designee in exchange for the First Capital Call shall be subject to redemption subject to the satisfaction of the conditions precedent set forth in Section 2(f) or (C) if Harvest LP shall have been previously required to make, and shall have previously made or shall have previously caused its designee acceptable to Agent in its sole discretion to make, the Second Capital Call, the equity securities issued to Harvest LP or its designee in exchange for the Second Capital Call (but not any equity securities issued in exchange for the First Capital Call) shall be subject to redemption subject to the satisfaction of the conditions precedent set forth in Section 2(f).

            (f) The equity securities (including any additional shares of such equity securities issued as a dividend thereon) issued to Harvest LP or its designee in exchange for either the First Capital Call or the Second Capital Call shall be subject to redemption only upon the satisfaction of each of the following additional conditions precedent:

                  (i) in the case of any equity securities (including any additional shares of such equity securities issued as a dividend thereon) issued in exchange for the First Capital Call, the circumstances set forth in either Section 2(c)(ii) or Section 2(e)(iii)(B) shall have occurred or, in the case of any equity securities (including any additional shares of such equity securities issued as a dividend thereon) issued in exchange for the Second Capital Call, the circumstances set forth in Section 2(e)(iii)(C) shall have occurred;

                  (ii) the Borrowers shall have entered into a binding agreement or binding agreements, in each instance in form and substance reasonably satisfactory to Agent, on or before the Third Test Date providing for the Proposed Transaction and the Proposed Transaction shall have occurred on or before June 30, 2002;

                  (iii) the Borrowers shall be in compliance with all of the covenants set forth in Section 4 of the Credit Agreement, both before and after giving effect on a pro forma basis to the making of such redemption;

                  (iv) the ratio of Senior Indebtedness (as of the last day of the Fiscal Quarter immediately preceding the date of such redemption) to EBITDA (for the four Fiscal Quarters ending on the last day of the Fiscal Quarter immediately preceding the date of such redemption) shall be less than 3.0 to 1.0, both before and after giving effect on a pro forma basis to the making of such redemption;

                  (v) EBITDA for the four Fiscal Quarters ending on the last day of the Fiscal Quarter immediately preceding the date of such redemption shall be equal to at least $22,000,000;

                  (vi) the redemption shall have occurred on or before August 31, 2002; and

                  (vii) no Default or Event of Default shall have occurred and be continuing on the date of such redemption or would result from such redemption.

         All such equity securities shall otherwise contain terms and conditions and be in form and substance satisfactory in all respects to Agent.

            (g) For purposes of this Section 2, "EBITDA" will be calculated as illustrated on Exhibit 4.7(D) to the Credit Agreement and "Senior Indebtedness" means all Indebtedness of the Loan Parties other than (x) Indebtedness under the Senior Subordinated Notes and (y) Indebtedness related to leases (other than capital leases and other leases treated as a loan or financing for creditors' rights purposes); provided, however, that solely for purposes of calculating Senior Indebtedness, the outstanding principal amount of the Term Loans as determined at the time of the consummation of the Proposed Transaction shall be reduced by no more than $11,000,000 of Net Proceeds from the Proposed Transaction.

         3. For so long as this Agreement is in effect, (a) Harvest LP shall maintain funds in cash or Cash Equivalents in an aggregate amount equal to at least $5,000,000 and (b) on the last day of each of March, June, September and December of each year, Harvest LP shall deliver to Agent and Lenders such statements or records as shall be requested by Agent and Lenders to evidence that Harvest LP is in compliance with the covenant set forth in clause (a) above.

         4. To induce Agent to enter into this Agreement on behalf of itself and Lenders, Harvest LP represents and warrants to Agent and each of the Lenders as follows:

            (a) Harvest LP is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. Harvest LP has all requisite power and authority to enter into this Agreement, to make the Capital Calls and to otherwise satisfy each of its obligations under this Agreement.

            (b) The execution, delivery and performance of this Agreement (including, without limitation, the making of the Capital Calls) by Harvest LP
(i) has been duly authorized by all necessary partnership action on the part of Harvest LP, (ii) will not violate or conflict with any law, rule, regulation, order, writ, judgment, injunction or decree applicable to Harvest LP and (iii) will not violate, breach, conflict with, or result in a default under the certificate of limited partnership or limited partnership agreement of Harvest LP or any other agreement, instrument or document by which Harvest LP is bound or to which it or any of its properties is subject.


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


            (c) This Agreement constitutes the legally valid and binding obligation of Harvest LP, enforceable against Harvest LP in accordance with its terms.

         5. The obligations of the parties hereto shall not be released by any amendment, modification or waiver of, or other change to, the Credit Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, provided that Harvest LP shall not assign any of its obligations hereunder without the prior written consent of Agent, which consent may be withheld in Agent's sole discretion.

         6. This Agreement shall be governed by the internal laws of the State of New York, without giving effect to its conflicts of laws principles.

         7. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be as effective as delivery of a manually executed counterpart of this Agreement.


                            [Signature pages follow]

         Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

                                               HELLER FINANCIAL, INC., as Agent


                                               By:    /s/ Marc A. Pressler
                                                      --------------------------
                                               Name:  Marc A. Pressler
                                               Title: Vice President

                                               HARVEST PARTNERS III, L.P.


                                               By:    /s/ Ira Kleinman
                                                      --------------------------
                                               Name:  Ira Kleinman
                                               Title: Partner

                                               LUND INTERNATIONAL HOLDINGS, INC.


                                               By:    /s/ Edmund J. Schwartz
                                                      --------------------------
                                               Name:  Edmund J. Schwartz
                                               Title: Chief Financial Officer

                                               LUND INDUSTRIES, INCORPORATED


                                               By:    /s/ Edmund J. Schwartz
                                                      --------------------------
                                               Name:  Edmund J. Schwartz
                                               Title: Chief Financial Officer

                                               DEFLECTA-SHIELD CORPORATION


                                               By:    /s/ Edmund J. Schwartz
                                                      --------------------------
                                               Name:  Edmund J. Schwartz
                                               Title: Chief Financial Officer

                                               BELMOR AUTOTRON CORP.


                                               By:    /s/ Edmund J. Schwartz
                                                      --------------------------
                                               Name:  Edmund J. Schwartz
                                               Title: Chief Financial Officer

                                               DFM CORP.


                                               By:    /s/ Edmund J. Schwartz
                                                      --------------------------
                                               Name:  Edmund J. Schwartz
                                               Title: Chief Financial Officer

                                               AUTO VENTSHADE COMPANY


                                               By:    /s/ Edmund J. Schwartz
                                                      --------------------------
                                               Name:  Edmund J. Schwartz
                                               Title: Chief Financial Officer

                                               SMITTYBILT, INC.


                                               By:    /s/ Edmund J. Schwartz
                                                      --------------------------
                                               Name:  Edmund J. Schwartz
                                               Title: Chief Financial Officer


ACKNOWLEDGED AND CONSENTED
TO BY THE OTHER GUARANTORS:

LUND ACQUISITION CORP.


By:    /s/ Edmund J. Schwartz
------------------------------
Name:  Edmund J. Schwartz
Title: Chief Financial Officer

BAC ACQUISITION CO.


By:    /s/ Edmund J. Schwartz
------------------------------
Name:  Edmund J. Schwartz
Title: Chief Financial Officer

TRAILMASTER PRODUCTS, INC.


By:    /s/ Edmund J. Schwartz
------------------------------
Name:  Edmund J. Schwartz
Title: Chief Financial Officer

DELTA III, INC.


By:    /s/ Edmund J. Schwartz
------------------------------
Name:  Edmund J. Schwartz
Title: Chief Financial Officer